Exhibit 99.1

Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: Eddie Bauer Holdings, Inc. Debtor

Case No.: 09-12099

Reporting Period: June 17 - July 4, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit/Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-1 No Note 1

Bank Reconciliation MOR-1 a No Note 2

Schedule of Professional Fees Paid MOR-1 b No Note 2

Copies of bank statements No Note 2

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 No Note 2

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 No Note 2

Listing of aged accounts payable MOR-4 No Note 2

Accounts Receivable Reconciliation and Aging MOR-5 No Note 2

Debtor Questionnaire MOR-5 Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Eddie Bauer, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

Date 7/30/09

Printed Name of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Eddie Bauer Holdings, Inc. Debtor

Case No.: 09-12099

Reporting Period: June 17 - July 4, 2009

REVENUES

Current Month

Cumulative Filing to Date

MOR-2: STATEMENT OF OPERATIONS

Net Revenue

$ - $ -

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy - -

Selling, General and Administrative Expenses - -

Operating Income

OTHER INCOME EXPENSES

Other Income (Expense), Net (see attached schedule)

Interest Expense

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEM

Professional Fees - -

U. S. Trustee Quarterly Fees - -

Interest Earned on Accumulated Cash from Chapter 11 - -

Gain (Loss) from Sale of Equipment - -

Other Reorganization Expenses - -

Total Reorganization Expenses - -

Income Taxes - -

Net Profit (Loss) $ - $ -

In re: Eddie Bauer Holdings, Inc. Debtor

Case No.: 09-12099

Reporting Period: June 17 - July 4, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Current Month

Cumulative Filing to Date

Other Income

Other Reorganization Expenses

In re: Eddie Bauer Holdings, Inc.
Debtor

Case No.: 09-12099
Reporting Period: June 17 - July 4, 2009

MOR-3: BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$ -	$ -
Accounts Receivable (Net)	-	-
Inventories	-	-
Prepaid Expenses	-	-
Professional Retainers	-	-
TOTAL CURRENT ASSETS	-	-
PROPERTY AND EQUIPMENT		
Property and Equipment	1,459,000	1,459,000
OTHER ASSETS		
Other Assets (see attached schedule)	215,160,000	215,160,000
TOTAL OTHER ASSETS	215,160,000	215,160,000
TOTAL ASSETS	$ 216,619,000	$ 216,619,000

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)		
Accounts Payable	$ -	$ -
Taxes Payable	-	-
Wages Payable	-	-
Rent / Leases - Building/Equipment	-	-
Professional Fees	-	-
Secured Debt / Adequate Protection Payments	-	-
Other Post-Petition Liabilities	-	-
TOTAL POST-PETITION LIABILITIES	-	-
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt / Adequate Protection Payments	-	-
Priority Debt	22,424,000	22,424,000
Unsecured Debt	451,000	451,000
TOTAL PRE-PETITION LIABILITIES	22,875,000	22,875,000
TOTAL LIABILITIES	22,875,000	22,875,000
OWNER EQUITY		
Capital Stock	309,000	309,000
Additional Paid-In Capital	632,394,000	632,394,000
Retained Earnings - Pre-Petition	(438,959,000)	(438,959,000)
NET OWNER EQUITY	193,744,000	193,744,000
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 216,619,000	$ 216,619,000

In re: Eddie Bauer Holdings, Inc. Debtor

Case No.: 09-12099

Reporting Period: June 17 - July 4, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

BOOK VALUE AND OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER ASSETS

Intercompany receivables from affiliates $ 214,560,000 $ 214,560,000

Investment in subsidiaries 600,000 600,000

215,160,000 215,160,000

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

In re: Eddie Bauer Holdings, Inc. Debtor

Case No.: 09-12099

Reporting Period: June 17 - July 4, 2009

MOR-5: DEBTOR QUESTIONNAIRE

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Eddie Bauer, Inc.
Debtor

Case No. : 09-12100
Reporting Period: June 17 - July 4, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes		
Bank Reconciliation	MOR-1a	Yes		
Schedule of Professional Fees Paid	MOR-1b	Yes		
Copies of bank statements		No	Note 1	
Cash disbursements journals		No	Note 1	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	Yes		MOR-4a & 4b
Copies of IRS Form 6123 or payment receipt		No	Note 1	
Copies of tax returns filed during reporting period		No	Note 1	
Summary of Unpaid Post-Petition Debts	MOR-4	Yes		
Listing of aged accounts payable	MOR-4	No	Note 1	
Accounts Receivable Reconciliation and Aging	MOR-5	Yes		
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

7/30/09
Date

Marvin Edward Toland
Printed Name of Authorized Individual

CFO
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Eddie Bauer, Inc.
Debtor

Case No. : 09-12100
Reporting Period: June 17 - July 4, 2009

MOR-1: CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	CURRENT MONTH (1)		CUMULATIVE FILING TO DATE	
	ACTUAL	PROJECTED	ACTUAL	PROJECTED
BEGINNING CASH (2)	$ 3,677,900	$ 3,677,900	$ 3,677,900	$ 3,677,900
RECEIPTS				
CASH SALES	52,998,721	46,920,416	52,998,721	46,920,416
LOANS AND ADVANCES (3)	(14,943,902)	2,749,664	(14,943,902)	2,749,664
TOTAL RECEIPTS	38,054,819	49,670,080	38,054,819	49,670,080
DISBURSEMENTS				
PAYROLL & BENEFITS	5,747,537	6,444,475	5,747,537	6,444,475
MERCHANDISE PAYMENTS	12,906,064	16,689,618	12,906,064	16,689,618
RENT & OCCUPANCY	8,636,461	8,250,000	8,636,461	8,250,000
OTHER OPERATING	6,996,814	10,816,767	6,996,814	10,816,767
CAPITAL EXPENDITURES	268,129	901,876	268,129	901,876
PROFESSIONAL FEES	1,807,159	2,044,500	1,807,159	2,044,500
FINANCING COSTS	2,912,398	2,800,744	2,912,398	2,800,744
UTILITY DEPOSITS	-	800,000	-	800,000
OTHER NON-ORDINARY COURSE	3,261	-	3,261	-
CHANGE IN FLOAT	(1,709,995)	1,000,000	(1,709,995)	1,000,000
TOTAL DISBURSEMENTS	**37,567,829**	**49,747,980**	**37,567,829**	**49,747,980**
NET CASH FLOW	486,990	(77,900)	486,990	(77,900)
ENDING CASH (2)	**$ 4,164,890**	**$ 3,600,000**	**$ 4,164,890**	**$ 3,600,000**

Notes:

(1) Cash flow activity for fiscal weeks ending June 20, June 27 and July 4. Based on weekly DIP cash reporting. Includes pre-petition activity for June 14 - June 16 period.
(2) Beginning and Ending Cash will not tie to balance sheet due to timing of weekending DIP cash flow reporting.
(3) Loans and Advances are net of any revolver pay downs

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (EXCLUDES CHANGE IN FLOAT)	
EDDIE BAUER, INC.	$ 38,948,429
EDDIE BAUER FULFILLMENT SERVICES, INC.	329,394
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$ 39,277,823

In re: Eddie Bauer, Inc.
Debtor

Case No. : 09-12100
Reporting Period: June 17 - July 4, 2009

MOR-1A: BANK RECONCILIATIONS

BANK NAME	Account Description	Account Number	Balance
Banc of America Securities	Investment Acct	XXXXXX9119	$ -
Bank of America	Expeditors Escrow Account	XX0679	1,027,245
Bank of America	Master Disbursement	XXXXXX1135	247,426
Bank of America	Retail Bankcard Depository	XXXXXX6375	-
Bank of America	ACH/Wire Disbursement	XXXXXX6394	214,091
Bank of America	Store Depository Drawdown	XXXXXX6399	-
Bank of America	Master Depository Concentration	XXXXXX6436	1,104,045
Bank of America	AP Positive Pay Disbursement	XXXXXX4654	(352,293)
Bank of America	Refund Positive Pay Disbursement	XXXXXX4670	(57,615)
Bank of America	Photo Shoot	XXXXXX0685	8,000
Bank of America	Payroll Controlled Disbursement	XXXXXX3515	(298,988)
Bank of America	Workmans Comp Disbursement	XXXXXX3523	2,000
Bank of America	Store Depository Account	XXXXXX9791	-
Bank of America	S/T Overnight Investment	XXXXXX1135	-
Bank of America	S/T Overnight Investment	XXXXXX6436	-
Bank of Jackson Hole	Store Depository Account	XX2638	3,807
Capital One	Store Depository Account	XXXXX2267	5,320
Citibank	CIGNA VEBA Imprest	XXXX8273	202,290
Fifth Third Bank	Store Depository Account	XXXXXX9138	13,690
First Commonwealth	Store Depository Account	XXXXX5704	4,541
JP Morgan Chase Bank	Store Depository Account	XXXXX5767	26,834
KeyBank	Store Depository Account	XXXXXXXX0108	82,904
MB Financial Bank	Store Depository Account	XXXXX6400	52,525
National City Bank	Store Depository Account	XXXXX1401	9,419
National City Bank	Store Depository Account	XXXXX9183	5,729
PNC Bank	Store Depository Account	XXXXXX5994	27,639
UMB	Store Depository Account	XXXXXX5829	9,982
US Bank	Store Depository Account	XXXXXXXX3152	48,929
Wells Fargo	Store Depository Account	XXXXXX0139	71,292
Wilmington Trust Co	Store Depository Account	XXXX5122	3,917
JP Morgan Chase Bank	UHG Benefits Disbursement	XXXXX1970	54,135

I attest that each of the Debtors' corporate bank accounts is reconciled to monthly bank statements. The Company's standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month approximately 30 days after month end. See attached listing of each of the Debtors' bank accounts and the book balance of the account as of the end of the fiscal month covered by this report.

Authorized Representative

Marvin Edward Toland
Printed Name of Authorized Representative

In re: Eddie Bauer, Inc.

Debtor

Case No.: 09-12100

Reporting Period: June 17 - July 4, 2009

MOR IB: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

PAYEE

Period Covered

Amount Approved

Payer

Payment EFT Date

Amount Paid

Fees Expenses

Year for Date

Fees Expenses

Lazard Freres & Co (1) June $ 155,000 Eddie Bauer. , Inc. 09065821 06/22/09 $ ,150,000 $ 5,000 $ 150,000 $ 5,000

Paul Hastings Janofssky & Walker (1) June 400,000 Eddie Bauer, Inc. 09065058 06/25/09 400,000 - 400,000 -

Notes:

(1) Payments to Term Loan Professionals per Interim DIP Order.

In re: Eddie Bauer, Inc. Debtor

Case No.: 09-12100

Reporting Period: June 17 - July 4, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current Month Cumulative Filing to Date

Net Revenue $39,853,000 $39,853,000

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy 21,783,000 21,783,000

Selling, General and Administrative Expenses 11,834,000 11,834,000

Operating Income 6,236,000 6,236,000

OTHER INCOME AND EXPENSES

Other Income (Expense), Net (see attached schedule) - -

Interest Expense 3,503,000 3,503,000

Net Profit (Loss) Before Reorganization Items 2,733,000 2,733,000

REORGANIZATION ITEMS

Professional Fees 624,000 624,000

U. S. Trustee Quarterly Fees - -

Interest Earned on Accumulated Cash from Chapter 11 - -

Gain (Loss) from Sale of Equipment --

Other Reorganization Expenses - -

Total Reorganization Expenses 624,000 624,000

Income Taxes - -

Net Profit (Loss) $ 2,109,000 $ 2,109,000

In re: Eddie Bauer, Inc. Debtor

Case No.: 09-12100

Reporting Period: June 17 - July 4, 2009

MOR-2: STATEMENT OF OPERPATIONS(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Other Income

Other Reorganization Expenses

Current Month

Cumulative Filing to Date

In re: Eddie Bauer, Inc.
Debtor

Case No. : 09-12100
Reporting Period: June 17 - July 4, 2009

MOR-3: BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$ 6,146,000	$ 8,720,000
Accounts Receivable (Net)	14,575,000	18,546,000
Inventories	105,856,000	108,368,000
Prepaid Expenses	26,861,000	14,676,000
Professional Retainers	1,641,000	1,641,000
TOTAL CURRENT ASSETS	155,079,000	151,951,000
PROPERTY AND EQUIPMENT		
Property and Equipment	92,279,000	93,385,000
OTHER ASSETS		
Other Assets (see attached schedule)	195,614,000	195,614,000
TOTAL OTHER ASSETS	195,614,000	195,614,000
TOTAL ASSETS	$ 442,972,000	$ 440,950,000

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)		
Accounts Payable	$ 13,301,000	$ 1,195,000
Taxes Payable	3,738,659	4,347,574
Wages Payable	8,412,000	8,066,000
Rent / Leases - Building/Equipment	39,058,000	39,058,000
Professional Fees	1,723,000	-
Secured Debt / Adequate Protection Payments	26,459,000	41,411,000
Other Post-Petition Liabilities (see attached schedule)	574,008,341	572,709,426
TOTAL POST-PETITION LIABILITIES	666,700,000	666,787,000
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt / Adequate Protection Payments	177,238,000	177,238,000
Priority Debt	-	-
Unsecured Debt	53,727,000	53,727,000
TOTAL PRE-PETITION LIABILITIES	230,965,000	230,965,000
TOTAL LIABILITIES	897,665,000	897,752,000
OWNER EQUITY		
Capital Stock	500,000	500,000
Retained Earnings - Pre-Petition	(448,396,000)	(448,396,000)
Retained Earnings - Post-Petition	2,109,000	-
Adjustments to Owner Equity (see attached schedule)	(8,906,000)	(8,906,000)
NET OWNER EQUITY	(454,693,000)	(456,802,000)
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 442,972,000	$ 440,950,000

In re: Eddie Bauer, Inc. Debtor

Case No.: 09-12100

Reporting Period: June 17 - July 4, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

OTHER CURRENT ASSETS

BOOK VALUE ON PETITION DATE

OTHER ASSETS

Goodwill $ 43,175,000 $ 43,175,000

Trademarks 105,110,000 105,110,000

Licensing agreements 11,667,000 11,667,000

Investment in subsidiaries 20,070,000 20,070,000

Investment in foreign joint venture (EB Germany) 7,131,000 7,131,000

Deferred financing fees 2,636,000 2,636,000

Capitalized software 5,825,000 5,825,000

195,614,000 195,614,000

LIABILITIES AND OWNER EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH

OTHER POST - PETITION LIABILITIES

BOOK VALUE ON PETITION DATE

Bank overdraft $ 3,252,000 $ 3,252,000

Deferred tax liabilities (current & non-current) 41,375,000 41,375,000

Intercompany payables to affiliates 510,024,000 $508,742,000

Sales, payroll and business taxes 444,341 $425,426

Allowance for sales returns 6,015,000 $6,015,000

Gift certificates & deferred revenues 3,181,000 $3,183,000

Other accrued expenses 6,414,000 6,414,000

Non-current post-retirement liabilities 3,303,000 3,303,000

574,008,341 572,709,426

ADJUSTMENTS TO OWNER EQUITY

OCI - Foreign currency translation adjustments $(8,906,000) $ (8,906,000)

In re: Eddie Bauer, Inc.
Debtor

Case No. : 09-12100
Reporting Period: June 17 - July 4, 2009

MOR-4: STATUS OF POST-PETITION TAXES

FEDERAL	Beginning Tax Liability (1)	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	$ 317,236	$ 501,843	$ (403,755)	062509	9060062	$ 415,324
FICA-Employee	245,349	379,864	(312,262)	062509	9060062	312,951
FICA-Employer	245,349	379,869	(312,263)	062509	9060062	312,956
Unemployment	6,028	8,843	(7,672)	062509	9060062	7,199
Income tax (2)	(268,333)	-	-	N/A	N/A	(268,333)
Total Federal Taxes	**$ 545,629**	**$ 1,270,419**	**$ (1,035,952)**			**$ 780,096**
STATE AND LOCAL						
Withholding	61,257	96,990	(77,927)	062509	9060062	80,321
Sales & Use	3,941,813	2,268,245	(3,118,839)	Various	Various	3,091,218
Excise	61,064	-	(17,196)	Various	Various	43,868
Unemployment	29,382	42,740	(37,395)	062509	9060062	34,727
Real Property	84,208	-	-	N/A	N/A	84,208
Personal Property	67,500	-	-	N/A	N/A	67,500
Income tax (2)	(422,556)	-	-	N/A	N/A	(422,556)
Franchise (3)	(20,723)	-	-	N/A	N/A	(20,723)
Total State and Local Taxes	**$ 3,801,945**	**$ 2,407,975**	**$ (3,251,357)**			**$ 2,958,563**

Notes:

(1) The Debtors have received permission from the Court to pay their pre-petition tax obligations. Beginning balances include pre-petition tax liabilities.

(2) Currently the Debtors have a Federal, State and Local Income Tax overpayment balance which is netted within Taxes Payable on MOR-3.

(3) Currently the Debtors have a Franchise Tax overpayment balance which is netted within Taxes Payable on MOR-3.

I attest that all sales and use tax returns have been filed in accordance with state/county/city requirements for the above referenced period and according to the Company's tax payment schedule (See attached Schedule MOR4 -B.) Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

All payroll taxes and tax returns are paid through Ceridian, a third party payroll processor. Taxes withheld from employee wages are remitted by the Company to Ceridian. Ceridian is responsible for remitting both the employer and employee portion of payroll tax liabilities to the appropriate jurisdictions. The attached is confirmation that the Company has remitted payroll tax obligations to Ceridian for each of the payroll runs during the fiscal period covered by this report.

Authorized Representative

Marvin Edward Toland
Printed Name of Authorized Representative

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

	NUMBER OF DAYS PAST DUE					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$ 13,301,000	$ -	$ -	$ -	$ -	$ 13,301,000
Wages Payable	8,412,000	-	-	-	-	8,412,000
Taxes Payable	3,738,659	-	-	-	-	3,738,659
Rent/Leases-Building	39,058,000	-	-	-	-	39,058,000
Secured Debt/Adequate Protection Payments	26,459,000	-	-	-	-	26,459,000
Professional Fees	1,723,000	-	-	-	-	1,723,000
Bank overdraft	3,252,000	-	-	-	-	3,252,000
Deferred tax liabilities (current & noncurrent)	41,375,000	-	-	-	-	41,375,000
Intercompany payables to affiliates	510,024,000	-	-	-	-	510,024,000
Sales, payroll and business taxes	444,341	-	-	-	-	444,341
Allowance for sales returns	6,015,000	-	-	-	-	6,015,000
Gift certificates & deferred revenues	3,181,000	-	-	-	-	3,181,000
Other accrued expenses	6,414,000	-	-	-	-	6,414,000
Non-current post-retirement liabilities	3,303,000	-	-	-	-	3,303,000
Total Post-Petition Debts	**$ 666,700,000**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 666,700,000**

CTS
17390 BROOKHURST STREET, SUITE 300
FOUNTAIN VALLEY, CA 92708-3737
714 377-4500

URGENT! PLEASE DELIVER THIS MESSAGE IMMEDIATELY.

Date: MON, JUN 22, 2009   Time: 05:30 PM

To: Attn: TAMI BUMILLER
Company: EDDIE BAUER INC
Fax Number: 14257557625

SUBJECT: Payroll Tax/Payment Solutions Transmission Receipt

This report lists all Payroll Tax and/or Payment Solutions transmissions received and processed on 06/22/09. Companies that have not been installed will not be included on this report. Please verify these amounts against your records and report any differences or concerns to your Customer Service Contact immediately.

PR Proc Id	Client Id	Chk Date	Transaction Amount	PR Proc Id	Client Id	Chk Date	Transaction Amount
3EB	M6175-00	06/26/09	1,151,273.39				

Total Amount : 1,151,273.39 (1)

Pages Transmitted 1
Fax Number 145

In re: Eddie Bauer, Inc.
Debtor

Case No. : 09-12100
Reporting Period: June 17 - July 4, 2009

MOR 4A: VERIFICATION OF TAX PAYMENTS

	Vendor Number	Vendor Name	Amount Paid	Payment Date	EFT / Check Number
FEDERAL					
Withholding	000N21624	Ceridian Employer	$ 403,755	62509	9060062
FICA-Employee	000N21624	Ceridian Employer	312,262	62509	9060062
FICA-Employer	000N21624	Ceridian Employer	312,263	62509	9060062
Unemployment	000N21624	Ceridian Employer	7,672	62509	9060062
Total Federal			**$ 1,035,952**		
STATE AND LOCAL					
Withholding	000N21624	Ceridian Employer	$ 77,927	62509	9060062
Unemployment	000N21624	Ceridian Employer	37,395	62509	9060062
Total State and Local			**$ 115,322**		
SALES & USE					
Sales & Use	000N09020	ILLINOIS DEPT OF REV	$ 13	62409	1733854
Sales & Use	000N29937	WASHINGTON STATE OF	397	62509	1744021
Sales & Use	000N29937	WASHINGTON STATE OF	310,034	62509	1744021
Sales & Use	000N29437	CALIFORNIA STATE OF	376,000	62309	1704559
Sales & Use	000N06007	MINNESOTA DEPARTMENT	111	62209	9065836
Sales & Use	000N06007	MINNESOTA DEPARTMENT	3,922	62209	9065836
Sales & Use	000N09020	ILLINOIS DEPT OF REV	264	62409	1733854
Sales & Use	000N09020	ILLINOIS DEPT OF REV	(13)	62409	1733854
Sales & Use	000N09020	ILLINOIS DEPT OF REV	51,824	62409	1733854
Sales & Use	000N09020	ILLINOIS DEPT OF REV	74,620	62409	1733854
Sales & Use	000N09020	ILLINOIS DEPT OF REV	74,620	63009	1774230
Sales & Use	000N08724	DENVER CITY & COUNTY	7,798	62209	1852
Sales & Use	000N16598	SILVERTHORNE TOWN OF	2,065	62209	1844
Sales & Use	000G00457	BROOMFIELD CITY&CNTY	8,930	62209	1833
Sales & Use	000G00525	WELLS FARGO BANK WES	4,340	62209	1845
Sales & Use	000N10668	COLORADO SPRINGS	4,772	62209	1831
Sales & Use	000G00072	FORT COLLINS CITY OF	3,323	62209	1851
Sales & Use	000N32159	CASTLE ROCK TOWN OF	6,129	62209	1832
Sales & Use	000G00668	BOULDER CITY OF	2,849	62209	1834
Sales & Use	000N35776	CITY OF WESTMINSTER	1,719	62209	1843
Sales & Use	000N08736	STATE OF COLORADO	110,250	62209	1868
Sales & Use	000G00499	LAKEWOOD CITY OF	9,833	62209	1850
Sales & Use	000N34083	LOVELAND CITY OF	1,895	62209	1847
Sales & Use	000N34869	CITY OF LONE TREE	4,144	62209	1848
Sales & Use	000G00434	LITTLETON CITY OF	4,439	62209	1849
Sales & Use	000G00382	NORTHGLENN CITY OF	3,531	62209	1846
Sales & Use	000N07348	AURORA CITY OF	2,642	62209	1835
Sales & Use	000N03129	MICHIGAN STATE OF	94,272	63009	1774231
Sales & Use	000N03129	MICHIGAN STATE OF	94,272	62309	1704560
Sales & Use	000N35526	IDAHO STATE TAX COMM	386	62209	1862
Sales & Use	000N07174	IDAHO STATE TAX COMM	23,131	62209	1863
Sales & Use	000N07174	IDAHO STATE TAX COMM	36	62209	1863
Sales & Use	000N35526	IDAHO STATE TAX COMM	0	62209	1862
Sales & Use	000N07185	IOWA STATE OF	28,321	61909	9062214
Sales & Use	000N07185	IOWA STATE OF	21,489	62509	1744018
Sales & Use	000P02553	COMMONWEALTH OF MASS	91	62209	1872
Sales & Use	000P02553	COMMONWEALTH OF MASS	3,090	62209	1872
Sales & Use	000G00355	KENTUCKY(REF N07294)	11,623	62409	1733856
Sales & Use	000G00355	KENTUCKY(REF N07294)	13,500	62409	1733856
Sales & Use	000G00355	KENTUCKY(REF N07294)	43	62409	1733856
Sales & Use	000N08368	PARISH OF JEFFERSON	5,566	62209	1861
Sales & Use	000N08368	PARISH OF JEFFERSON	2	62209	1861
Sales & Use	000N07173	STATE OF LOUISIANA	7	62409	1733857
Sales & Use	000N07173	STATE OF LOUISIANA	15,268	62409	1733857
Sales & Use	000N14731	LAFAYETTE PARISH	3,775	62209	1860
Sales & Use	000N14731	LAFAYETTE PARISH	5	62209	1860
Sales & Use	000N09574	NEW ORLEANS CITY OF	935	62209	1859
Sales & Use	000G00360	PENNSYLVANIA DEPT OF	6,435	62209	1865
Sales & Use	000G00360	PENNSYLVANIA DEPT OF	246	62209	1865
Sales & Use	000G00150	NEBRASKA DEPARTMENT	35,780	62509	1744020

In re: Eddie Bauer, Inc.
Debtor

Case No. : 09-12100
Reporting Period: June 17 - July 4, 2009

MOR 4A: VERIFICATION OF TAX PAYMENTS

	Vendor Number	Vendor Name	Amount Paid	Payment Date	EFT / Check Number
Sales & Use	000G00150	NEBRASKA DEPARTMENT	16	62509	1744020
Sales & Use	000N07161	STATE OF NEVADA SALE	39	62509	1569569
Sales & Use	000N07161	STATE OF NEVADA SALE	20,023	62509	1569569
Sales & Use	000N09884	NORTH CAROLINA STATE	91,000	62409	1733860
Sales & Use	000N09884	NORTH CAROLINA STATE	161	62409	1733860
Sales & Use	000N09884	NORTH CAROLINA STATE	27,265	62409	1733860
Sales & Use	000N07316	NORTH DAKOTA TAX COM	35,115	62209	1854
Sales & Use	000N07316	NORTH DAKOTA TAX COM	27	62209	1854
Sales & Use	000N07164	OKLAHOMA TAX COMMISS	87	62209	9065837
Sales & Use	000N07164	OKLAHOMA TAX COMMISS	9,000	61809	1674529
Sales & Use	000N07164	OKLAHOMA TAX COMMISS	21,000	61809	1674529
Sales & Use	000N07164	OKLAHOMA TAX COMMISS	9,000	61809	1674529
Sales & Use	000N07164	OKLAHOMA TAX COMMISS	6,225	62209	9065839
Sales & Use	000N07164	OKLAHOMA TAX COMMISS	13,842	62209	9065837
Sales & Use	000N06855	SOUTH CAROLINA TAX	60	62409	1733862
Sales & Use	000N06855	SOUTH CAROLINA TAX	47,819	62409	1733862
Sales & Use	000N07177	SOUTH DAKOTA DEPT OF	5,860	62309	1704562
Sales & Use	000N07177	SOUTH DAKOTA DEPT OF	8,351	62309	1704562
Sales & Use	000N07177	SOUTH DAKOTA DEPT OF	7,360	62309	1704562
Sales & Use	000N07177	SOUTH DAKOTA DEPT OF	29	62309	1704562
Sales & Use	000N07162	TENNESSEE STATE OF	107	62409	1733861
Sales & Use	000N07162	TENNESSEE STATE OF	101,880	62409	1733861
Sales & Use	000N06853	TEXAS STATE TREASURE	349	62209	1870
Sales & Use	000N07175	WYOMING STATE OF	10,411	62509	1569570
Sales & Use	000N07175	WYOMING STATE OF	18	62509	1569570
Sales & Use	000N06616	COMMONWEALTH OF VIRG	38,989	62209	1871
Sales & Use	000N06616	COMMONWEALTH OF VIRG	58,135	62209	1871
Sales & Use	000N06616	COMMONWEALTH OF VIRG	141	62209	1871
Sales & Use	000N29856	KANSAS STATE OF	12,000	62509	1744019
Sales & Use	000N29856	KANSAS STATE OF	72	62509	1744019
Sales & Use	000N29856	KANSAS STATE OF	22,000	62509	1744019
Sales & Use	000N29856	KANSAS STATE OF	9,507	62509	1744019
Sales & Use	000N29856	KANSAS STATE OF	14,194	62509	1744019
Sales & Use	000N09555	CONNECTICUT STATE OF	8,250	63009	1774229
Sales & Use	000N09555	CONNECTICUT STATE OF	34	63009	1774229
Sales & Use	000N03002	STATE OF NEW JERSEY	134	62409	1733859
Sales & Use	000N03002	STATE OF NEW JERSEY	2,832	62409	1733859
Sales & Use	000G00071	MARYLAND STATE OF	65	62209	9065830
Sales & Use	000G00071	MARYLAND STATE OF	59,570	62209	9065830
Sales & Use	000N04027	OHIO DEPT OF TAX	43,295	62309	1704561
Sales & Use	000N04027	OHIO DEPT OF TAX	151,000	62309	1704561
Sales & Use	000N04968	GEORGIA STATE OF	83	62209	1873
Sales & Use	000N04968	GEORGIA STATE OF	28,551	62209	1873
Sales & Use	000N04968	GEORGIA STATE OF	30,101	62209	1873
Sales & Use	000N04328	WISCONSIN DEPT OF	92,640	62409	1733863
Sales & Use	000N04328	WISCONSIN DEPT OF	155	62409	1733863
Sales & Use	000N03842	INDIANA DEPT OF REV	89,112	62409	1733855
Sales & Use	000N03842	INDIANA DEPT OF REV	87	62409	1733855
Sales & Use	000G00424	COUNTRY CLUB PLAZA	806	62209	1876
Sales & Use	000N05151	MISSOURI DEPT OF REV	33,275	62209	1875
Sales & Use	000G00407	LEES SUMMIT CITY OF	1,339	62209	1877
Sales & Use	000N05151	MISSOURI DEPT OF REV	22,467	62209	1874
Sales & Use	000N05151	MISSOURI DEPT OF REV	12,680	63009	1774232
Sales & Use	000N06853	TEXAS STATE TREASURE	235,242	62209	1870
Sales & Use	000N05151	MISSOURI DEPT OF REV	12,680	62409	1733858
Sales & Use	000N36262	MEADOWS TTD	410	62209	1879
Sales & Use	000N21123	COLUMBIA CITY OF	468	62209	1878
Sales & Use	000N05151	MISSOURI DEPT OF REV	284	62209	1874
Sales & Use	000N06660	UTAH STATE TAX COMMI	96	63009	1774233
Sales & Use	000N06660	UTAH STATE TAX COMMI	58,931	63009	1774233
Sales & Use	000G00090	PHOENIX CITY OF	788	62209	1839

In re: Eddie Bauer, Inc.
Debtor

Case No. : 09-12100
Reporting Period: June 17 - July 4, 2009

MOR 4A: VERIFICATION OF TAX PAYMENTS

	Vendor Number	Vendor Name	Amount Paid	Payment Date	EFT / Check Number
Sales & Use	000N06869	SCOTTSDALE CITY OF	2,225	62209	1840
Sales & Use	000N06869	SCOTTSDALE CITY OF	3	62209	1840
Sales & Use	000G00397	CHANDLER CITY OF	1,257	62209	1836
Sales & Use	000G00239	TUCSON CITY OF	7	62209	1842
Sales & Use	000G00239	TUCSON CITY OF	5,079	62209	1842
Sales & Use	000N11430	GLENDALE CITY OF	254	62209	1838
Sales & Use	000N29342	TEMPE CITY OF	1,739	62209	1841
Sales & Use	000N29858	ARIZONA DEPT OF REV	81	62209	1866
Sales & Use	000N29342	TEMPE CITY OF	6	62209	1841
Sales & Use	000G00089	FLAGSTAFF CITY OF	3	62209	1837
Sales & Use	000N29858	ARIZONA DEPT OF REV	56,909	62209	1866
Sales & Use	000G00089	FLAGSTAFF CITY OF	1,619	62209	1837
Sales & Use	000N07178	NEW MEXICO REV DEPT	54	62209	1869
Sales & Use	000N07178	NEW MEXICO REV DEPT	30,756	62209	1869
Sales & Use	000N06666	RHODE ISLAND STATE	4	61909	9062215
Sales & Use	000N06666	RHODE ISLAND STATE	519	61909	9062215
Sales & Use	000N29853	JEFFERSON COUNTY	1,011	62209	1864
Sales & Use	000N22263	BIRMINGHAM CITY OF	16	62209	1855
Sales & Use	000N29853	JEFFERSON COUNTY	1,011	62509	1569574
Sales & Use	000N29853	JEFFERSON COUNTY	4	62509	1569574
Sales & Use	000N22263	BIRMINGHAM CITY OF	3,637	62209	1855
Sales & Use	000N29723	ALABAMA DEPARTMENT O	7,403	62209	9065825
Sales & Use	000N29723	ALABAMA DEPARTMENT O	(28)	62209	9065825
Sales & Use	000N29723	ALABAMA DEPARTMENT O	6,471	62209	9065825
Sales & Use	000N29853	JEFFERSON COUNTY	4	62209	1864
Sales & Use	000N29723	ALABAMA DEPARTMENT O	2,300	62209	9065825
Sales & Use	000N29723	ALABAMA DEPARTMENT O	12	62209	9065825
Sales & Use	000G00270	MARSHALL COUNTY	15	62209	1857
Sales & Use	000G00357	BALDWIN COUNTY	2,375	62209	1856
Sales & Use	000G00357	BALDWIN COUNTY	12	62209	1856
Sales & Use	000N29723	ALABAMA DEPARTMENT O	40	62209	9065825
Sales & Use	000N29723	ALABAMA DEPARTMENT O	28	62209	9065825
Sales & Use	000N07176	VERMONT DEPT OF TAX	456	62509	1569571
Sales & Use	000N07176	VERMONT DEPT OF TAX	13	62509	1569571
Sales & Use	000N07183	ARKANSAS STATE OF	7,700	62409	1733853
Sales & Use	000N07183	ARKANSAS STATE OF	19	62209	1867
Sales & Use	000N07183	ARKANSAS STATE OF	21,426	62209	1867
Sales & Use	000N06649	FLORIDA DEPT OF REV	170	62209	9065827
Sales & Use	000N06649	FLORIDA DEPT OF REV	55,800	62209	9065827
Sales & Use	000N06649	FLORIDA DEPT OF REV	24,239	62209	9065827
Total Sales & Use			$ 3,118,839		
EXCISE TAX					
Excise	000N29937	WASHINGTON STATE OF	$ 17,196	62509	1744021

In re: Eddie Bauer, Inc.
Debtor

Case No. : 09-12100
Reporting Period: June 17 - July 4, 2009

MOR 4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

TAXING AUTHORITY	State	Type of Tax	Due Date
OKLAHOMA	OK	Sales	62209
OKLAHOMA	OK	Use	62209
ALABAMA Sales	AL	Sales & Est.	62209
ALABAMA Use	AL	Use	62209
ARIZONA	AZ	Sales	62209
ARKANSAS	AR	Sales	62209
BOSSIER CITY	LA	Sales	62209
CITY OF AURORA	CO	SALES	62209
CITY OF BIRMINGHAM	AL	Sales	62209
CITY OF BOULDER	CO	Sales	62209
CITY OF BROOMFIELD	CO	Sales	62209
CITY OF CHANDLER	AZ	Sales	62209
CITY OF COLORADO SPRINGS	CO	Sales	62209
CITY OF COLUMBIA	MO	Sales	62209
CITY OF DENVER	CO	USE	62209
CITY OF DENVER	CO	SALES	62209
CITY OF FLAGSTAFF	AZ	S & U	62209
CITY OF FOLEY	AL	S & U	62209
CITY OF NEW ORLEANS	LA	Sales	62209
CITY OF FORT COLLINS	CO	S & U	62209
CITY OF GLENDALE	AZ	S & U	62209
CITY OF LAKEWOOD	CO	S & U	62209
CITY OF LITTLETON	CO	S & U	62209
CITY OF LONE TREE	CO	S & U	62209
CITY OF LOVELAND	CO	SALES	62209
CITY OF NORTH GLENN	CO	S & U	62209
CITY OF PHOENIX	AZ	S & U	62209
CITY OF PIGEON FORGE	TN	S & U	62209
CITY OF SCOTTSDALE	AZ	S & U	62209
CITY OF SILVERTHORNE	CO	S & U	62209
CITY OF TEMPE	AZ	S & U	62209
CITY OF TUCSON	AZ	S & U	62209
CITY OF WESTMINSTER, CO (EFFECTIVE 4/01/08)	CO	S & U	62209
COLORADO	CO	S & U	62209
COUNTRY CLUB PLAZA	MO	S & U	62209
COUNTY OF BALDWIN	AL	S & U	62209
DELAWARE	DE	Gross Receipts	62209
FLORIDA	FL	Use	62209
GEORGIA	GA	Use	62209
IDAHO	ID	Sales	62209
ILLINOIS	IL	S & U	62209
INDIANA	IN	S & U	62209
JEFFERSON COUNTY	AL	Sales	62209
JEFFERSON COUNTY Education	AL	S & U	62209
LAFAYETTE PARISH	LA	Sales	62209
LEES SUMMIT	MO	S & U	62209
LOUISIANA	LA	Sales	62209
MARSHALL COUNTY/ CITY OF BOAZ Trust Tax	AL	Sales	62209
MARYLAND	MD	S & U	62209
MASSACHUSSETTS	MA	Sales	62209

In re: Eddie Bauer, Inc.
Debtor

Case No. : 09-12100
Reporting Period: June 17 - July 4, 2009

MOR 4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

TAXING AUTHORITY	State	Type of Tax	Due Date
MINNESOTA	MN	S & U	62209
MISSOURI	MO	Sales	62209
MISSOURI	MO	Use	62209
NEW JERSEY Only Qtr. Filed online	NJ	Sales	62209
NEW MEXICO	NM	Sales	62209
NEW YORK	NY	Sales	62209
NEZ PERCE COUNTY	ID	Sales	62209
NORTH CAROLINA	NC	Sales/EST	62209
PARISH OF JEFFERSON	LA	Sales	62209
PENSYLVANIA	PA	Sales	62209
RHODE ISLAND	RI	Sales	62209
TENNESSEE	TN	Sales	62209
TEXAS	TX	Sales	62209
TOWN OF CASTLE ROCK	CO	Sales	62209
VIRGINA	VA	Sales	62209
WELLS FARGO BANK WEST/ Elk Valley City of Lakewood	CO	Sales	62209
WISCONSIN	WI	Sales	62209
KENTUCKY	KY	Sales	62209
Meadows TTD	MO	Sales	62209
SOUTH CAROLINA	SC	Sales	62209
NORTH DAKOTA (May 09 due 6/22/09 due to end of biennium)	ND	Sales	62209
OHIO	OH	Sales	62309
OHIO - Eddie Bauer Fulfillment Services	OH	USE	62309
SOUTH DAKOTA	SD	Sales	62309
CALIFORNIA	CA	Sales	62309
KANSAS	KS	Sales	62509
NEBRASKA	NB	Sales	62509
VERMONT	VT	Sales	62509
WASHINGTON	WA	Sales	62509
CITY OF NORTH BEND	WA	Sales	63009
CONNECTICUT	CT	Sales	63009
NEVADA	NV	Sales	63009
UTAH	UT	Sales	63009
WYOMING	WY	Sales	63009

In re: Eddie Bauer, Inc.
Debtor

Case No. : 09-12100
Reporting Period: June 17 - July 4, 2009

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$ 18,926,815
+ Amounts billed during the period	38,757,514
- Amounts collected during the period	(42,732,117)
Total Accounts Receivable at the end of the reporting period	14,952,212

Accounts Receivable Aging	Amount
0 - 30 days old	14,791,148
31 - 60 days old	158,975
61 - 90 days old	-
91+ days old	2,089
Total Accounts Receivable	14,952,212
Amount considered uncollectible (Bad Debt)	377,212
Accounts Receivable (Net)	14,575,000

MOR-5: DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	x	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		x

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Eddie Bauer Fulfillment Services, Inc.
Debtor

Case No. : 09-12101
Reporting Period: June 17 - July 4, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	Yes		
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 3	
Cash disbursements journals		No	Note 3	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	Yes		
Copies of IRS Form 6123 or payment receipt		No	Note 3	
Copies of tax returns filed during reporting period		No	Note 3	
Summary of Unpaid Post-Petition Debts	MOR-4	Yes		
Listing of aged accounts payable	MOR-4	No	Note 3	
Accounts Receivable Reconciliation and Aging	MOR-5	Yes		
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Eddie Bauer, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature]
Signature of Authorized Individual*

7/30/09
Date

Marvin Edward Toland
Printed Name of Authorized Individual

CFO
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Eddie Bauer Fulfillment Services, Inc. Case No.: 09-12101

Debtor Reporting Period: June 17—July 4, 2009

MOR-1A: BANK RECONCILIATIONS

BANK NAME Account Description Account Number Balance

Bank of America EBFS ACH/Wire Disbursement XXXXXX7561 $-

Bank of America EBFS Remote Depository Account XXXXXX0556 —

Bank of America EBFS AP Positive Pay Disbursement XXXXXX4471 14,528

Bank of America EBFS Payroll XXXXXX4489 351

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month approximately 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report.

Authorized Representative Printed Name of Authorized Representative

In re: Eddie Bauer Fulfillment Services, Inc. Case No.: 09-12101

Debtor Reporting Period: June 17—July 4, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current Month Cumulative Filing to Date

Net Revenue $ 1,055,000 $ 1,055,000

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy 288,000 288,000

Selling, General and Administrative Expenses 779,000 779,000

Operating Income(12,000) (12,000)

OTHER INCOME AND EXPENSES

Other Income (Expense), Net (see attached schedule) ——

Interest Expense ——

Net Profit (Loss) Before Reorganization Items(12,000) (12,000)

REORGANIZATION ITEMS

Professional Fees ——

U. S. Trustee Quarterly Fees ——

Interest Earned on Accumulated Cash from Chapter 11 ——

Gain (Loss) from Sale of Equipment ——

Other Reorganization Expenses ——

Total Reorganization Expenses ——

Income Taxes ——

Net Profit (Loss) $ (12,000) $ (12,000)

In re: Eddie Bauer Fulfillment Services, Inc. Case No.: 09-12101

Debtor Reporting Period: June 17—July 4, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY Current Month Cumulative Filing to Date

Other Income

Other Reorganization Expenses

In re: Eddie Bauer Fulfillment Services, Inc. Case No. : 09-12101

Debtor Reporting Period: June 17—July 4, 2009

MOR-3: BALANCE SHEET

ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

CURRENT ASSETS

Unrestricted Cash and Equivalents $ 292,000 $ 598,000

Accounts Receivable (Net) 124,000 124,000

Inventories—-

Prepaid Expenses 646,000 540,000

Professional Retainers—-

TOTAL CURRENT ASSETS 1,062,000 1,262,000

PROPERTY AND EQUIPMENT

Property and Equipment 50,913,000 51,326,000

OTHER ASSETS

Other Assets (see attached schedule) 9,419,000 8,626,000

TOTAL OTHER ASSETS 9,419,000 8,626,000

TOTAL ASSETS $61,394,000 $61,214,000

LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Post Petition)

Accounts Payable $ 268,000 $ 131,000

Taxes Payable 940,000 954,000

Wages Payable 3,196,000 3,127,000

Rent / Leases—Building/Equipment—-

Professional Fees—-

Secured Debt / Adequate Protection Payments—-

Other Post-Petition Liabilities (see attached schedule) 499,000 499,000

TOTAL POST-PETITION LIABILITIES 4,903,000 4,711,000

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments—-

Priority Debt—-

Unsecured Debt 246,000 246,000

TOTAL PRE-PETITION LIABILITIES 246,000 246,000

TOTAL LIABILITIES 5,149,000 4,957,000

OWNER EQUITY

Capital Stock 1,000 1,000

Retained Earnings—Pre-Petition(12,000) (12,000)

Retained Earnings—Post-Petition(12,000) -

Additional Paid-In Capital 56,268,000 56,268,000

NET OWNER EQUITY 56,245,000 56,257,000

TOTAL LIABILITIES AND OWNERS’ EQUITY $61,394,000 $61,214,000

In re: Eddie Bauer Fulfillment Services, Inc. Case No. : 09-12101

Debtor Reporting Period: June 17—July 4, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS BOOK VALUE AT END OF

CURRENT

REPORTING MONTH BOOK VALUE ON

PETITION DATE

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates $9,419,000 $8,626,000

LIABILITIES AND OWNER EQUITY BOOK VALUE AT END

OF CURRENT

REPORTING MONTH BOOK VALUE ON PETITION DATE

OTHER POST-PETITION LIABILITIES

Bank overdraft $ 277,000 $ 277,000

Accrued expenses 222,000 222,000

499,000 499,000

In re: Eddie Bauer Fulfillment Services, Inc.
Debtor

Case No. : 09-12101
Reporting Period: June 17 - July 4, 2009

MOR-4: STATUS OF POST-PETITION TAXES

FEDERAL	Beginning Tax Liability (1)	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	$ (10,768)	$ 85,755	$ (37,577)	062509	09062527	$ 37,411
FICA-Employee	66,207	-	(32,981)	062509	09062527	33,225
FICA-Employer	66,207	-	(32,981)	062509	09062527	33,225
Unemployment	77	-	(33)	062509	09062527	45
Income tax (2)	-	-	-	N/A	N/A	-
Savings Bond	50	42	(69)	062509	03001770	23
Total Federal Taxes	**$ 121,773**	**$ 85,797**	**$ (103,641)**			**$ 103,929**
STATE AND LOCAL						
Withholding	16,561	25,675	(21,078)	062509	09062527	21,159
Sales & Use	-	-	-	N/A	N/A	-
Excise	-	-	-	N/A	N/A	-
Unemployment	1,037	-	(610)	062509	09062527	427
Real Property	814,486	-	-	N/A	N/A	814,486
Personal Property	-	-	-	N/A	N/A	-
Income tax (2)	-	-	-	N/A	N/A	-
Total State and Local Taxes	**$ 832,083**	**$ 25,675**	**$ (21,688)**			**$ 836,071**

Notes:

(1) The Debtors have received permission from the Court to pay their pre-petition tax obligations. Beginning balances include pre-petition tax liabilities.

(2) Eddie Bauer Fulfillment Services, Inc. income taxes paid out of Eddie Bauer, Inc.

I attest that all sales and use tax returns have been filed in accordance with state/county/city requirements for the above referenced period and according to the Company's tax payment schedule. Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

All payroll taxes and tax returns are paid through Ceridian, a third party payroll processor. Taxes withheld from employee wages are remitted by the Company to Ceridian. Ceridian is responsible for remitting both the employer and employee portion of payroll tax liabilities to the appropriate jurisdictions. The attached is confirmation that the Company has remitted payroll tax obligations to Ceridian for each of the payroll runs during the fiscal period covered by this report.

Authorized Representative

Marvin Edward Toland
Printed Name of Authorized Representative

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

		NUMBER OF DAYS PAST DUE				
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$ 268,000	$ -	$ -	$ -	$ -	$ 268,000
Bank Overdraft	277,000	-	-	-	-	277,000
Taxes Payable	940,000	-	-	-	-	940,000
Wages payable	3,196,000	-	-	-	-	3,196,000
Accrued expenses	222,000	-	-	-	-	222,000
Total Post-Petition Debts	**$ 4,903,000**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 4,903,000**

06/23/2009 11:54:51 AM -0700 Ceridian Tax Service PAGE 1 OF 1

CTS
17390 BROOKHURST STREET, SUITE 300
FOUNTAIN VALLEY, CA 92708-3737
714 377-4500

URGENT! PLEASE DELIVER THIS MESSAGE IMMEDIATELY.

Date: TUE, JUN 23, 2009 Time: 11:31 AM

To: Attn: TAMI BUMILLER
Company: EDDIE BAUER FULFILLMENT SERVIC
Fax Number: 14257557625

SUBJECT: Payroll Tax/Payment Solutions Transmission Receipt

This report lists all Payroll Tax and/or Payment Solutions transmissions received and processed on 06/23/09. Companies that have not been installed will not be included on this report. Please verify these amounts against your records and report any differences or concerns to your Customer Service Contact immediately.

PR Proc Id	Client Id	Chk Date	Transaction Amount	PR Proc Id	Client Id	Chk Date	Transaction Amount
DFS	M6176-00	06/26/09	125,259.80				

Total Amount : 125,259.80 (1)

Pages Transmitted 1
Fax Number 146

In re: Eddie Bauer Fulfillment Services, Inc.
Debtor

Case No. : 09-12101
Reporting Period: June 17 - July 4, 2009

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$ 124,000
+ Amounts billed during the period	-
- Amounts collected during the period	-
Total Accounts Receivable at the end of the reporting period	124,000
Accounts Receivable Aging	**Amount**
0 - 30 days old	124,000
31 - 60 days old	-
61 - 90 days old	-
91+ days old	-
Total Accounts Receivable	124,000
Amount considered uncollectible (Bad Debt)	-
Accounts Receivable (Net)	124,000

MOR-5: DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	x	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		x

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: Eddie Bauer Diversified Sales, LLC. Case No.: 09-12103

Debtor Reporting Period: June 17—July 4, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit/

Supplement

Attached

Schedule of Cash Receipts and Disbursements MOR-1 No Note 1

Bank Reconciliation MOR-1a Yes

Schedule of Professional Fees Paid MOR-1b No Note 2

Copies of bank statements No Note 3

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 No Note 2

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 No Note 2

Listing of aged accounts payable MOR-4 No Note 2

Accounts Receivable Reconciliation and Aging MOR-5 Yes

Debtor Questionnaire MOR-5 Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Eddie Bauer, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

7/30/09

Signature of Authorized Individual* Date

CFO

Printed Name of Authorized Individual Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Eddie Bauer Diversified Sales, LLC. Case No. : 09-12103

Debtor Reporting Period: June 17—July 4, 2009

MOR-1A: BANK RECONCILIATIONS

BANK NAME Account Description Account Number Balance

Bank of America Lockbox Depository XXXXXX0031 $ (5,167)

I attest that each of the Debtors' corporate bank accounts is reconciled to monthly bank statements. The Company's standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month approximately 30 days after month end. See attached listing of each of the Debtors' bank accounts and the book balance of the account as of the end of the fiscal month covered by this report.

Authorized Representative Printed Name of Authorized Representative

In re: Eddie Bauer Diversified Sales, LLC. Case No. : 09-12103

Debtor Reporting Period: June 17—July 4, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current Month Cumulative

Filing to Date

Net Revenue $ 1,271,000 $ 1,271,000

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy —-

Selling, General and Administrative Expenses 118,000 118,000

Operating Income 1,153,000 1,153,000

OTHER INCOME AND EXPENSES

Other Income (Expense), Net (see attached schedule) 314,000 314,000

Interest Expense —-

Net Profit (Loss) Before Reorganization Items 1,467,000 1,467,000

REORGANIZATION ITEMS

Professional Fees —-

U. S. Trustee Quarterly Fees ——

Interest Earned on Accumulated Cash from Chapter 11 ——

Gain (Loss) from Sale of Equipment ——

Other Reorganization Expenses ——

Total Reorganization Expenses —-

Income Taxes —-

Net Profit (Loss) $ 1,467,000 $ 1,467,000

In re: Eddie Bauer Diversified Sales, LLC. Debtor

Case No. : 09-12103

Reporting Period: June 17—July 4, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY Current Month Cumulative Filing to Date

Other Income

Interest income on intercompany receivable $ 314,000 $ 314,000

Other Reorganization Expenses

In re: Eddie Bauer Diversified Sales, LLC. Case No.: 09-12103

Debtor Reporting Period: June 17—July 4, 2009

MOR-3: BALANCE SHEET

ASSETS

CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

Unrestricted Cash and Equivalents $ (5,167) $ (5,167)

Accounts Receivable (Net) 2,836,000 1,565,000

Inventories

Prepaid Expenses

Professional Retainers ——

TOTAL CURRENT ASSETS 2,830,833 1,559,833

PROPERTY AND EQUIPMENT

Property and Equipment — -

OTHER ASSETS

Other Assets (see attached schedule) 63,257, 167 63,061,167

TOTAL OTHER ASSETS 63,257,167 63,061,167

TOTAL ASSETS $ 66,088,000 $ 64,621,000

LIABILITIES AND OWNER EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

Accounts Payable $—$ -

Taxes Payable —-

Wages Payable —-

Rent / Leases – Building/Equipment —-

Professional Fees —-

Secured Debt / Adequate Protection Payments —-

Other Post-Petition Liabilities —-

TOTAL POST-PETITION LIABILITIES —-

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments—-

Priority Debt —-

Unsecured Debt ——

TOTAL PRE-PETITION LIABILITIES ——

TOTAL LIABILITIES ——

OWNER EQUITY

Additional Paid-In Capital 5,247,000 5,247,000

Retained Earnings—Pre-Petition 59,374,000 59,374,000

Retained Earnings—Post-Petition 1,467,000 _

NET OWNER EQUITY 66,088,000 64,621,000

TOTAL LIABILITIES AND OWNERS’ EQUITY $ 66,088,000 $ 64,621,000

Case No. : 09-12103

In re: Eddie Bauer Diversified Sales, LLC. Reporting Period: June 17—July 4, 2009

Debtor

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

OTHER ASSETS

Intercompany receivables from affiliates $ 63,257,167 $ 63,061,167

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

In re: Eddie Bauer Diversified Sales, LLC.
Debtor

Case No. : 09-12103
Reporting Period: June 17 - July 4, 2009

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$ 1,565,000
+ Amounts billed during the period	1,271,000
- Amounts collected during the period	-
Total Accounts Receivable at the end of the reporting period	2,836,000
Accounts Receivable Aging	**Amount**
0 - 30 days old	2,758,651
31 - 60 days old	-
61 - 90 days old	-
91+ days old	77,349
Total Accounts Receivable	2,836,000
Amount considered uncollectible (Bad Debt)	-
Accounts Receivable (Net)	2,836,000

MOR-5: DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	x	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		x

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Eddie Bauer Services, LLC. Case No. : 09-12104

Debtor Reporting Period: June 17—July 4, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit / Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-1 No Note 1

Bank Reconciliation MOR-1a No Note 2

Schedule of Professional Fess Paid MOR-1b No Note 2

Copies of bank statements No Note 2

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 No Note 2

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 Yes

Listing of aged accounts payable MOR-4 No Note 3

Accounts Receivable Reconciliation and Aging MOR-5 No Note 2

Debtor Questionnaire MOR-5 Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Eddie Bauer, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

7/30/09

Signature of Authorized Individual* Date

CFO

Printed Name of Authorized Individual Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a liability company.

In re: Eddie Bauer Services, LLC. Case No. : 09-12104

Debtor Reporting Period: June 17—July 4, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current

Month Cumulative

Filing to Date

Net Revenue $—$ -

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy—-

Selling, General and Administrative Expenses 12,000 12,000

Operating Income(12,000)(12,000)

OTHER INCOME AND EXPENSES

Other Income (Expense), Net (see attached schedule) 94,000 94,000

Interest Expense—-

Net Profit (Loss) Before Reorganization Items 82,000 82,000

REORGANIZATION ITEMS

Professional Fees—-

U. S. Trustee Quarterly Fees—-

Interest Earned on Accumulated Cash form Chapter 11—-

Gain (Loss) from Sale of Equipment—-

Other Reorganization Expenses—-

Total Reorganization Expenses—-

Income Taxes—-

Net Profit (Loss) $ 82,000 $ 82,000

In re: Eddie Bauer Services, LLC. Case No. : 09-12104

Debtor Reporting Period: June 17—July 4, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY Current Month Cumulative Filing to Date

Other Income

Interest income on intercompany receivable $ 94,000 $ 94,000

Other Reorganization Expenses

In re: Eddie Bauer Services, LLC.

Debtor

Case No. : 09-12104

Reporting Period: June 17—July 4, 2009

MOR-3: BALANCE SHEET

ASSETS

CURRENT ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

Unrestricted Cash and Equivalents $—$ -

Accounts Receivable (Net)—-

Inventories—-

Prepaid Expenses—-

Professional Retainers—-

TOTAL CURRENT ASSETS—-

PROPERTY AND EQUIPMENT

Property and Equipment—-

OTHER ASSETS

Other Assets (see attached schedule) 13,865,000 13,783,000

TOTAL OTHER ASSETS 13,865,000 13,783,000

TOTAL ASSETS $ 13,865,000 $ 13,783,000

LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition) BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

Accounts Payable $—$ -

Taxes Payable—-

Wages Payable—-

Rent / Leases—Building/Equipment—-

Professional Fees—-

Secured Debt / Adequate Protection Payments—-

Other Post-Petition Liabilities 28,218,000 28,218,000

TOTAL POST-PETITION LIABILITIES 28,218,000 28,218,000

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments—-

Priority Debt—-

Unsecured Debt—-

TOTAL PRE-PETITION LIABILITIES—-

TOTAL LIABILITIES 28,218,000 28,218,000

OWNER EQUITY

Additional Paid-In Capital(33,671,000)(33,671,000)

Retained Earnings—Pre-Petition 19,236,000 19,236,000

Retained Earnings—Post-Petition 82,000 -

NET OWNER EQUITY(14,353,000)(14,435,000)

TOTAL LIABILITIES AND OWNERS’ EQUITY $ 13,865,000 $ 13,783,000

In re: Eddie Bauer Services, LLC.

Debtor

Case No.: 09-12104

Reporting Period: June 17 – July 4, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON

PETITION DATE

OTHER ASSETS

Intercompany receivables from affiliates $ 13,865,000 $ 13,783,000

LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

OTHER POST-PETITION LIABILITIES

Gift certificates outstanding and other customer credits $ 28,218,000 $ 28,218,000

In re: Eddie Bauer Services, LLC. Case No. : 09-12104

Debtor Reporting Period: June 17—July 4, 2009

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

NUMBER OF DAYS PAST DUE

Current 0-30 31-60 61-90 Over 90 Total

Gift certificate liability $28,218,000 $- $- $- $- $28,218,000

Total Post-Petition Debts $28,218,000 $- $- $- $- $28,218,000

In re: Eddie Bauer Services, LLC. Case No. : 09-12104

Debtor Reporting Period: June 17—July 4, 2009

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: Eddie Bauer International Development, LLC. Debtor	Case No. : 09-12105 Reporting Period: June 17 - July 4, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached

Explanation Attached Affidavit /Supplement Attached

Schedule of Cash Receipts and Disbursements

MOR-1 No Note l Bank Reconciliation MOR-la

Yes Schedule of Professional Fees Paid

MOR-1 b No Note 2 Copies of bank statements

No Note 3 Cash disbursements journals

No Note 2 Statement of Operations MOR-2

Yes Balance Sheet MOR-3 Yes Status of Post-Petition Taxes MOR-4 No Note 2

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts

MOR-4 No Note 2 Listing of aged accounts payable MOR-4

No Note 2 Accounts Receivable Reconciliation and Aging MOR-5 Yes Debtor Questionnaire

MOR-5

Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Eddie Bauer, Inc. Monthly Operating Report. (2) Requested information is not applicable to reporting entity. (3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*	Date
Printed Name of Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Eddie Bauer International Development, LLC. Debtor	Case No. : 09-12105 Reporting Period: June 17 - July 4, 2009

MOR-1A: BANK RECONCILIATIONS

BANK NAME	Account Description	Account Number	Balance
Bank of America	Lockbox Depository	XXXXXX0036	$-

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month approximately 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report.

Authorized Representative	Printed Name of Authorized Representative

In re: Eddie Bauer International Development, LLC. Debtor

Case No. : 09-12105 Reporting Period: June 17 - July 4, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current Month Cumulative Filing Date

Net Revenue $346,000 $346,000

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy - -

Selling, General and Administrative Expenses 6,000 6,000

Operating Income 340,000 340,000

OTHER INCOME AND EXPENSES

Other Income (Expense), Net (see attached schedule) 258,000 258,000

Interest Expense - -

Net Profit (Loss) Before Reorganization Items 598,000 598,000

REORGANIZATION ITEMS

Professional Fees -

U. S. Trustee Quarterly Fees - -

Interest Earned on Accumulated Cash from Chapter 11 - -

Gain (Loss) from Sale of Equipment - -

Other Reorganization Expenses - -

Total Reorganization Expenses - -

Income Taxes - -

Net Profit (Loss) $598,000 $598,000

In re: Eddie Bauer International Development, LLC. Debtor	Case No. : 09-12105 Reporting Period: June 17 - July 4, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY	Current Month	Cumulative Filing to Date
Other Income
Interest income on intercompany receivable	$258,000	$258,000
Other Reorganization Expenses

In re: Eddie Bauer International Development, LLC. Debtor

Case No. : 09-12105 Reporting Period: June 17 - July 4, 2009

MOR-3: BALANCE SHEET

ASSETS CURRENT ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

Unrestricted Cash and Equivalents $- $-

Accounts Receivable (Net) 1,267,000 1,079,000

Inventories - -

Prepaid Expenses - -

Professional Retainers - -

TOTAL CURRENT ASSETS 1,267,000 1,079,000

PROPERTY AND EQUIPMENT

Property And Equipment - -

OTHER ASSETS

Other Assets (see attached schedule) 41,560,000 41,150,000

TOTAL OTHER ASSETS 41,560,000 41,150,000

TOTAL ASSETS $42,827,000 $42,229,000

LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

Accounts Payable $- $-

Taxes Payable - -

Wages Payable - -

Rent / Leases - Building/Equipment - -

Professional Fees - -

Secured Debt / Adequate Protection Payments - -

Other Post-Petition Liabilities - -

TOTAL POST-PETITION LIABILITIES - -

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments - -

Priority Debt - -

Unsecured Debt - -

TOTAL PRE-PETITION LIABILITIES - -

TOTAL LIABILITIES - -

OWNER EQUITY

Additional Paid-in Capital 2,861,000 2,861,000

Retained Earnings-Pre-Petition 39,368,000 39,368,000

Retained Earnings-Post-Petition 598,000 -

NET OWNER EQUITY 42,827,000 42,229,000

TOTAL LIABILITIES AND OWNERS’ EQUITY $42,827,000 $42,229,000

In re: Eddie Bauer International Development, LLC. Debtor	Case No. : 09-12105 Reporting Period: June 17 -July 4, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS OTHER CURRENT ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
OTHER ASSETS
Intercompany receivables from affiliates	$41,560,000	$41,150,000
LIABILITIES AND OWNER EQUITY OTHER POST-PETITION LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

In re: Eddie Bauer International Development, LLC. Debtor	Case No.: 09-12105 Reporting Period: June 17 - July 4, 2009

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation Amount

Total Accounts Receivable at the beginning of the reporting period $1,079,000

+ Amounts billed during the period 188,000 -

Total Accounts Receivable at the end of the reporting period 1,267,000 Accounts Receivable Aging Amount 0- 30 days old 1,267,000 31- 60 days old

- 61- 90 days old - 91+ days old - Total Accounts Receivable

1,267,000 Amount considered uncollectible (Bad Debt) - Accounts Receivable (Net) 1,267,000

MOR-5: DEBTOR QUESTIONNAIRE Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Eddie Bauer Information Technology, LLC Debtor	Case No. : 09-12106 Reporting Period: June 17 - July 4, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit / Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-1 No Note l Bank Reconciliation MOR-la No Note 1

Schedule of Professional Fees Paid MOR-lb No Note 1

Copies of bank statements No Note 1 Cash disbursements journals No Note 1 Statement of Operations MOR-2 No Note 1

Balance Sheet MOR-3 No Note 1 Status of Post-Petition Taxes MOR-4 No Note 1

Copies of IRS Form 6123 or payment receipt No Note 1 Copies of tax returns filed during reporting period No Note 1

Summary of Unpaid Post-Petition Debts MOR-4 No Note 1 Listing of aged accounts payable MOR-4 No Note 1

Accounts Receivable Reconciliation and Aging MOR-5 No Note 1 Debtor Questionnaire MOR-5 No Note l

Notes:

(1)

Financial reporting for Eddie Bauer Information Technology, LLC is rolled up within Eddie Bauer, Inc. and Eddie Bauer Holdings, Inc. within the Debtors’ general ledger system and can not be readily segregated.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

7/30/2009
Signature of Authorized Individual*	Date

CFO
Printed Name of Authorized Individual	Title of Authorized Individual
*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Financial Services Acceptance Corporation
Debtor

Case No. : 09-12107
Reporting Period: June 17 - July 4, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 1	
Schedule of Professional Fees Paid	MOR-1b	No	Note 1	
Copies of bank statements		No	Note 1	
Cash disbursements journals		No	Note 1	
Statement of Operations	MOR-2	No	Note 1	
Balance Sheet	MOR-3	No	Note 1	
Status of Post-Petition Taxes	MOR-4	No	Note 1	
Copies of IRS Form 6123 or payment receipt		No	Note 1	
Copies of tax returns filed during reporting period		No	Note 1	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 1	
Listing of aged accounts payable	MOR-4	No	Note 1	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 1	
Debtor Questionnaire	MOR-5	No	Note 1	

Notes:

(1) Financial Services Acceptance Corporation is an inactive and dormant entity with no assets or ongoing operations.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature]
Signature of Authorized Individual*

7/30/09
Date

Morvin Edward Tolend
Printed Name of Authorized Individual

CFO
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: Spiegel Acceptance Corporation

Debtor

Case No.: 09-12108

Reporting Period: June 17 - July 4, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS

Form No.

Document Attached

Explanation Attached

Affidavit / Supplement Attached

Schedule of Cash Receipts and Disbursements

MOR-1

No

Note 1

Bank Reconciliation

MOR-1a

Yes

Schedule of Professional Fees Paid

MOR-lb

No

Note 2

Copies of bank statements

No

Note 3

Cash disbursements journals

No

Note 2

Statement of Operations

MOR-2

Yes

Balance Sheet

MOR-3

Yes

Status of Post-Petition Taxes

MOR-4

No

Note 2

Copies of IRS Form 6123 or payment receipt

No

Note 2

Copies of tax returns filed during reporting period

No

Note 2

Summary of Unpaid Post-Petition Debts

MOR-4

No

Note 2

Listing of aged accounts payable

MOR-4

No

Note 2

Accounts Receivable Reconciliation and Aging

MOR-5

No

Note 2

Debtor Questionnaire

MOR-5

Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Eddie Bauer, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

7/30/09

Signature of Authorized Individual*

Date

CFO

Printed Name of Authorized Individual

Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Spiegel Acceptance Corporation	Case No.: 09-12108
Debtor	Reporting Period: June 17 - July 4, 2009

MOR-1A: BANK RECONCILIATIONS

BANK NAME Account Description Account Number Balance Deutsche Bank Trust SAC Spiegel Trust XXXXXX6525 $-

The Bank of New York Mellon SAC for the Benefit of BNY XX5020 -

Bank of America SAC Depository XXXXXX7109 201,583

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month approximately 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report.

Authorized Representative	Printed Name of Authorized Representative

In re: Spiegel Acceptance Corporation Debtor	Case No. : 09-12108 Reporting Period: June 17 - July 4, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current Month Cumulative Filing to Date Net Revenue $- $-

OPERATING EXPENSES Cost of Goods Sold, Including Buying and Occupancy - -

Selling, General and Administrative Expenses - -

Operating Income - -

OTHER INCOME AND EXPENSES

Other Income (Expense), Net (see attached schedule) - -

Interest Expense - -

Net Profit (Loss) Before Reorganization Items - -

REORGANIZATION ITEMS Professional Fees - -

U. S. Trustee Quarterly Fees - -

Interest Earned on Accumulated Cash from Chapter 11 - -

Gain (Loss) from Sale of Equipment - -

Other Reorganization Expenses - -

Total Reorganization Expenses - - Income Taxes - - Net Profit (Loss) $- $-

In re: Spiegel Acceptance Corporation

Debtor

Case No. : 09-12108

Reporting Period: June 17 - July 4, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Current Month

Cumulative Filing to Date

Other Income

Other Reorganization Expenses

In re: Spiegel Acceptance Corporation Debtor

Case No. : 09-12108

Reporting Period: June 17 - July 4, 2009

MOR-3: BALANCE SHEET

ASSETS CURRENT ASSETS

BOOK VALUE AT END OF CURRENT

REPORTING MONTH

BOOK VALUE ON PETITION DATE

Unrestricted Cash and Equivalents $201,583 $201,583

Accounts Receivable (Net) - -

Inventories - -

Prepaid Expenses - -

Professional Retainers - -

TOTAL CURRENT ASSETS 201,583 201,583

PROPERTY AND EQUIPMENT

Property and Equipment - -

OTHER ASSETS

Other Assets (see attached schedule) 180,686,417 180,686,417

TOTAL OTHER ASSETS 180,686,417 180,686,417

TOTAL ASSETS $180,888,000 $180,888,000

LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

Accounts Payable $- $-

Taxes Payable - -

Wages Payable - -

Rent / Leases -Building/Equipment - -

Professional Fees - -

Secured Debt / Adequate Protection Payments - -

Other Post-Petition Liabilities - -

TOTAL POST-PETITION LIABILITIES - -

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments - -

Priority Debt - -

Unsecured Debt - -

TOTAL PRE-PETITION LIABILITIES - -

TOTAL LIABILITIES - -

OWNER EQUITY

Capital Stock 100,000 100,000

Additional Paid-In Capital - -

Retained Earnings-Pre-Petition 180,788,000 180,788,000

NET OWNER EQUITY 180,888,000 180,888,000

TOTAL LIABILITIES AND OWNERS’ EQUITY $180,888,000 $180,888,000

In re: Spiegel Acceptance Corporation Debtor	Case No. : 09-12108 Reporting Period : June 17 - July 4, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS OTHER CURRENT ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
OTHER ASSETS
Intercompany receivables from affiliates	$180,366,417	$180,366,417
Deposit related to sold financing receivables	320,000	320,000
	180,686,417	180,686,417
LIABILITIES AND OWNER EQUITY OTHER POST-PETITION LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

In re: Spiegel Acceptance Corporation

Debtor

Case No. : 09-12108

Reporting Period: June 17 - July 4, 2009

MOR-5: DEBTOR QUESTIONNAIRE

Yes

No

1.

Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

X

2.

Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

X

3.

Have all post-petition tax returns been timely filed? If no, provide an explanation below.

X

4.

Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

X

5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X